Exhibit 10.135

EXECUTION VERSI ON

Dated 28 December 2015

GENER8 MARITIME SUBSIDIARY VII INC.

as Borrower

THE COMPANIES listed in Part A of Schedule 1

as joint  and several Owner Guarantors and

joint and several Hedge Guarantors

GENER8 MARITIME, INC.

as Parent Guarantor

THE BANKS AND FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 as Original Lenders

CITIBANK, N.A.,LONDON BRANCH

as ECA Co-ordinator and ECA Agent

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

as Facility Agent and Security Agent

SUPPLEMENTAL AGREEMENT

relating to a Facility Agreement dated as of 30 November 2015 for certain term loan facilities of up to $259,575,772.50

W A T S O N F A R L E Y

&

W I L L I A M S

Index

Clause		Page

1	Definitions and Interpretation	1
2	Agreement of the Finance Parties	2
3	Conditions Precedent	2
4	Representations	3
5	Amendments to Facility Agreement and other Finance Documents	3
6	Further Assurance	5
7	Costs and Expenses	5
8	Notices	5
9	Counterparts	6
10	Governing Law	6
11	Enforcement	6

Schedules

Schedule 1 The Parties		7
Part A The Obligors		7
Part B The Original Lenders		9

Execution

Execution Pages		10

THIS AGREEMENT is made on 28 December 2015

PARTIES

(1)        GENER8 MARITIME SUBSIDIARY VII INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the  "Borrower");

(2)        The limited liability companies listed in Part A of Schedule 1 (The Parties) therein as joint and several owner guarantors (the "Owner Guarantors") and as joint and several hedge guarantors  (the "Hedge Guarantors");

(3)        GENER8 MARITIME, INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands whose registered office is at Trust Company  Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as the parent guarantor (the "Parent  Guarantor");

(4)        THE BANKS AND FINANCIAL INSTITUTIONS listed in Part B of Schedule 1  (The Parties) as lenders (the "Original Lenders" and each, an "Original Lender");

(5)        CITIBANK, N.A., LONDON BRANCH as ECA agent (the "ECA Agent") and as ECA co-ordinator (the "ECA Co-ordinator");

(6)        NORDEA BANK FINLAND PLC, NEW YORK BRANCH as agent of the other Finance Parties (the "Facility Agent"); and

(7)        NORDEA BANK FINLAND PLC, NEW YORK BRANCH as security agent for the Secured Parties (the "Security Agent").

BACKGROUND

(A)        By the Facility Agreement, the Lenders agreed to make available to the Borrower a facility of up to $259,575,772.50.

(B)        The Obligors have requested certain amendments be made to the financial ratios provided for in the Facility Agreement.

(C)        This Agreement sets out the terms and conditions on which the Lenders and the other Finance Parties agree, with effect on and from the Effective Date, at the request of the Obligors, to make certain amendments to the financial covenants, certain consequential amendments to the Facility Agreement and the other Finance Documents and certain other minor changes.

OPERATIVE PROVISIONS

1            DEFINITIONS AND INTERPRETATION

1.1         Definitions

In this Agreement:

"Effective Date" means the later of (i) the date of this Agreement and (ii) the date on which the conditions precedent in Clause 3 (Conditions Precedent ) are satisfied or waived.

"Facility Agreement" means the facility agreement dated 30 November 2015 and made between, amongst others, (i) the Borrower as borrower, (ii) the Owner Guarantors as owner guarantors and as hedge guarantors, (iii) the Parent Guarantor, (iv) the banks and financial institutions named therein as mandated lead arrangers, (v) the Original Lenders as original lenders, (vi) the banks and financial institutions named therein as original hedge counterparties, (vii) the ECA Agent as ECA agent and as ECA co-ordinator, (viii) the Facility Agent as facility agent (the "Facility Agent") and (ix) the Security Agent as security agent.

"Party" means a party to this Agreement.

1.2        Defined expressions

Defined expressions in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3        Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4        Designation as a Finance Document

The Borrower and the Facility Agent designate this Agreement as a Finance Document.

1.5        Third party rights

Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.

2            AGREEMENT OF THE FINANCE PARTIES

2.1        Agreement of the Lenders and the other Finance Parties

The Lenders and the other Finance Parties agree, subject to and upon the terms and conditions of this Agreement, to the amendments to the Finance Agreement set out in Clause 5.1 (Specific amendments to the Facility Agreement).

2.2        Effective Date

The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders and the other Finance Parties) shall have effect on and from the Effective Date.

3           CONDITIONS PRECEDENT

The agreement of the Lenders and the other Finance Parties contained in Clause 2.1 (Agreement of the Lenders and the other Finance Parties) is subject to:

(a)        no Default continuing on the date of this Agreement and the Effective Date or resulting from the occurrence of the Effective Date;

(b)        the Repeating Representations to be made by  each Obliger being true in  all material respects (it being understood and agreed that such representations and warranties shall be deemed to have been made on each of the date of this Agreement and the Effective Date with reference to the facts and circumstances existing as at such dates, except to the extent that such representations and warranties specifically refer to an earlier date, in which they shall be true and correct in all material respects as of such earlier date (but further provided that the representation made under clause 18.7 (Financial Statements; Financial Condition;

Undisclosed Liabilities) of the Facility Agreement which shall be made with reference to the latest financial statements provided under the Facility Agreement and as at the last day of the financial period in relation to which such financial statements relate);

(c)        no event described in paragraph (a) of clause 7.2 (change of control) of the Facility Agreement having occurred on the date of this Agreement or the Effective Date;

(d)        no event described in paragraphs (a) to (d) of clause 7.5 (mandatory pre pa yment on default under shipbuilding contract) of the Facility Agreement having occurred on the date of this Agreement or the Effective Date; and

(e)        the Facility Agent shall have received this Agreement, duly executed by the Obligors and the Lenders.

4           REPRESENTATIONS

4.1        Corporate Power and Authority; lLegal Validity and Enforceability

(a)        Each Obligor has the corporate or other applicable power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary corporate or other applicable action to authorize the execution, delivery and performance by it of this Agreement.

(b)        Each Obligor has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

4.2        No Violation

Neither the execution, delivery or performance by any Obligor of this Agreement, nor compliance by it with the terms and provisions thereof, will:

(a)        contravene any material provision of any applicable law, statute, rule or regulation or any applicable order, judgment, writ, injunction or decree of  any court  or governmental instrumentality;

(b)        conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Security (except Other Permitted Security) upon any of the material properties or assets of such Obligor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which such Obligor is a party or by which it or any of its material property or assets is bound or to which it may be subject; or

(c)        violate any provision of the Constitutional Documents of such Obligor.

5           AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1        Specific amendments to the Facility Agreement

With effect on and from the Effective Date, the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)       throughout the Facility Agreement, replacing each reference to "Sinosure Facility No. 2" in the Facility Agreement wherever it appears with "Sinosure No. 2 Facility";

(b)       clause 1.1 of the Facility Agreement be amended by:

(i)        in paragraph (a) of the definition of "Commitment", deleting "6th column in Part A" and replacing it with: "3rd column";

(ii)        deleting the definition of "Debt Service Coverage Ratio" and replacing it with the following:

(iii)        ""Debt Service Coverage Ratio" shall mean, for any period, the ratio of the Consolidated EBITDA for such period to the aggregate of (a) the scheduled principal repayments in respect of Consolidated Indebtedness for such period and (b) the Consolidated Cash Interest Expense for such period.";

(iv)        deleting paragraph (a) of the definition of "Remaining Shipyard Payments" and replacing it with the following:

"the aggregate of  (i) the Delivery Instalments payable to the relevant Seller in relation to the Ships, (ii) the delivery instalments payable to the relevant seller of all vessels financed pursuant to the Sinosure No. 2 Facility, and (iii) the delivery instalments payable to the relevant builder(s) of all vessels financed pursuant to the Korean Facility;"

(c)        clause l.4(b) of the Facility Agreement  be amended by deleting the reference to "Clause44.1(a)" and replacing it with "Clause 44.1";

(d)        clause 11.1 of the Facility Agreement be amended by deleting the same in its entirety and replacing it with the following instead:

"(a)       The Borrower shall pay to the Facility Agent (for the account of each relevant Lender), in respect of each Vessel Loan, a fee computed at the rate of 40 percent of the Margin per annum on such Lender's Available Commitment for that Vessel Loan for the period commencing from the date of this Agreement and up to and including,the last day of the Availability Period relating to such Vessel Loan.

(b)        The accrued commitment fee payable in respect of each Vessel Loan is payable on each Fiscal Quarter Date which ends during the Availability Period of such Vessel Loan, on the last day of such Availability Period and, if cancelled, on the cancelled amount of each Lender's Commitment of such Vessel Loan, at the time the cancellation is effective."

(e)        clause 20.3 of the Facility Agreement  be amended by deleting the words "(if any)" after "Korean Facility" in line 4;

(f)        clause  21.25(b)  of the  Facility Agreement  be amended  by adding  ".00"  "after  each of "$581,000,000" and "$963,743,455";

(g)        clause 21.31(c)(iii) be amended by adding thereto after "Korean Facility", the following: ", the Sinosure No. 2 Facility”;

(h)        clause 25.1  (a) be amended by:

(i)        adding "the" before "Aggregate Collateral" in line 1;

(ii)        deleting "Sinosure No. ," in the penultimate line and replacing it with "Sinosure No. 2 Facility Agreement,";

(i)          the definition of, and references throughout to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Agreement; and

(j)          by construing references throughout to "this Agreement" and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

5.2        Amendments to Finance Documents

With effect on and from the Effective Date each of the Finance Documents other than the Facility Agreement, shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)        the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and supplemented by this Agreement; and

(b)        by construing references throughout each of the Finance Documents to "this Agreement'', "this Deed" and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

5.3        Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)        the amendments to the Finance Documents contained or referred to in Clause 5.1 (Specific amendments to the Facility Agreement) and Clause 5.2 (Amendments to Finance Documents); and

(b)        such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6           FURTHER ASSURANCE

Clause 21.34 (Further Assurance) of the Facility Agreement shall apply, with any necessary adaptations, in relation to this Agreement.

7           COSTS AND EXPENSES

Notwithstanding anything to the contrary contained in the Facility Agreement, none of the Obligors, the Lenders, the Mandated Lead Arrangers, the Facility Agent or the Security Agent shall be responsible for any costs and expenses (including legal fees) incurred in connection with the negotiation, preparation, printing, execution, syndication and perfection of this Agreement.

8           NOTICES

Clause 38 ( notices) of the Facility Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated    in it with any necessary modifications.

9           COUNTERPARTS

This Agreement  may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10         GOVERNI NG LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11         ENFORCEMENT

11.1     Jurisdiction

(a)       The courts of England have non-exclusive jurisdiction to settle any dispute arising out of or in connection with  this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement)  (a "Dispute").

(b)       The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obliger will argue to the contrary.

(c)       This Clause 11.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

11.2    Service of process

(a)       Without prejudice to any other mode of service allowed under any relevant law, each Obliger (other than an Obliger incorporated in England and Wales):

(i)          irrevocably appoints Cheesewrights as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(ii)        agrees that failure by a process agent to notify the relevant Obliger of the process will not invalidate the proceedings concerned.

(b)       If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within five (5) days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE  1

THE PARTIES

PART A

THE OBLIGORS

Name of Borrower	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication

GENER8 MARITIME	REPUBLIC OF	78649	299 PARK AVENUE,
SUBSIDIARY VII INC.	MARSHALL		2nd Floor
	ISLANDS		NEW YORK, NY 10017
Attn: Chief Financial Officer Telephone: (212) 763-5600
Facsimile: (212) 763-5608 E-mail:
finance@gener8maritime.com

With a copy to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas New York, NY 10036 Attention: Kenneth Chin, Esq.

Telephone: +1 212 715 9100
Facsimile: +1 212 715 8000

Name of Parent Guarantor	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication

GENER8 MARITIME INC.	REPUBLIC OF	31343	299 PARK AVENUE,
	MARSHALL		2nd Floor
	ISLANDS		NEW YORK, NY 10017
Attn: Chief Financial Officer Telephone: (212) 763-5600
Facsimile: (212) 763-5608
E-mail: finance@gener8maritime.com

With a copy to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas New York, NY 10036 Attention: Kenneth Chin, Esq.

Telephone: +1 212 715 9100
Facsimile: +1 212 715 8000

Name of Owner Guarantor I Hedge Guarantor	Place of Incorporation or Formation	Registration number (or equivalent, if any)	Address for Communication or Formation

GENER8 STRENGTH LLC		963430	299 PARK AVENUE,
GENER8 SUPREME LLC	REPUBLIC OF	963435	2nd Floor
GENER8 SUCCESS LLC	MARSHALL	963434	NEW YORK, NY 10017
GENER8 ANDRIOTIS LLC	ISLANDS	963431	Attn: Chief Financial Officer Telephone: (212) 763-5600
			Facsimile: (212) 763-5608
			E-mail: finance@gener8maritime.com

			With a copy to:

			Kramer Levin Naftalis & Frankel LLP
			1177 Avenue of the Americas New York, NY 10036 Attention: Kenneth Chin, Esq.

			Telephone: +1 212 715 9100
			Facsimile: +1 212 715 8000

PART B

THE ORIGINAL LENDERS

Name of Commercial Lender	Address for Communication

CITIBANK, N.A., LONDON BRANCH	Citibank N.A., London Branch, Citigroup Centre, Canada Square,
London, E14 5LB
c/o Citibank International Limited, Poland Branch
7/9 Traugutta str., 1st Floor 00-985 Warsaw, Poland
Attention: Loan Operations Department
(Kara Catt / Romina Coates - EAF Middle Office) Telephone: +44 207986 4881
Facsimile: +44 207 655 2380 E-mail: cibuk.loans@citi.com

With a copy to:

388 Greenwich Street, New York, NY, 10013
Attention: Meghan O'Connor Telephone: +1 212 816 8557 Facsimile: N/A
E-mail: meghan.oconnor@citi.com

THE EXPORT-IMPORT BANK OF CHINA	No.30 Fu Xing Men Nei St.,Xicheng District Beijing, China100031
Attention: Transport Finance Department (Jenny Mi/Wei Zhenyu)
Telephone: +86 10 83578412/83579512
Facsimile: +86 10 83578428/9 Email: mijie@eximbank.gov.cn/ weizhenyu@eximbank.gov.cn

BANK OF CHINA, NEW YORK BRANCH	Bank of China, New York Branch 410 Madison Avenue
New York, NY 10017
Attention: Operation Service Department (Ms. Wenzhen Zhang)
Telephone: +1646 231 3143
Facsimile: +1212 3714185
E- mail: synloanadmin.nyb@bocusa.com
wzhang@bocusa.com

EXECUTION PAGES

GENER8 MARITIME SUBSIDIARY VII INC.,as Borrower

/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Vice President and Treasurer

GENER8 MARITIME, INC., as Parent Guarantor

/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Controller and Treasurer

GENER8 STRENGTH LLC, as Owner Guarantor and Hedge Guarantor

/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 STRENGTH LLC, as Owner Guarantor and Hedge Guarantor

/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 STRENGTH LLC, as Owner Guarantor and Hedge Guarantor

/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 STRENGTH LLC, as Owner Guarantor and Hedge Guarantor

/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

CITIBANK, N.A., LONDON BRANCH, as Original Lender

/s/ Kara Catt
Name:	Kara Catt
Title:	Vice President
Citibank N.A.

THE EXPORT-IMPORT BANK OF CHINA, as Original Lender

Name:
Title:

BANK OF CHINA, NEW YORK BRANCH, as Original Lender

Name:
Title:

CITIBANK, N.A., LONDON BRANCH, as Original Lender

Name:
Title:

THE EXPORT-IMPORT BANK OF CHINA, as Original Lender

/s/ Geo Zefeng
Name:	Geo Zefeng
Title:	Assistant General Manager

BANK OF CHINA, NEW YORK BRANCH, as Original Lender

Name:
Title:

CITIBANK, N.A., LONDON BRANCH, as Original Lender

Name:
Title:

THE EXPORT-IMPORT BANK OF CHINA, as Original Lender

Name:
Title:

BANK OF CHINA, NEW YORK BRANCH, as Original Lender

Name:	Xu, Chen
Title:	President, U.S.A. & CEO

CITIBANK, N.A., LONDON BRANCH, as ECA Co-ordinator and ECA Agent

/s/ Kara Catt
Name:	Kara Catt
Title:	Vice President
Citibank, N.A.

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Facility Agent

Name:
Title:

Name:
Title:

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Security Agent

Name:
Title:

Name:
Title:

CITIBANK, N.A.,LONDON BRANCH, as ECA Co-ordinator and ECA Agent

Name:
Title:

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Facility Agent

/s/ Gustaf Stael von Holstein
Name:	Gustaf Stael von Holstein
Title:	Head of Risk Management

/s/ Lynn Sauro
Name:	LYNN SAURO
Title:	VICE PRESIDENT

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Security Agent

/s/ Gustaf Stael von Holstein
Name:	Gustaf Stael von Holstein
Title:	Head of Risk Management

/s/ Lynn Sauro
Name:	LYNN SAURO
Title:	VICE PRESIDENT